Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2010 with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints George P. Stoe and Dale T. Brinkman, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 2010.

/s/ John P. McConnell
John P. McConnell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2010, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints John P. McConnell, George P. Stoe and Dale T. Brinkman, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 2010.

/s/ B. Andrew Rose
B. Andrew Rose

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2010, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints John P. McConnell, George P. Stoe and Dale T. Brinkman, each with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 2010.

/s/ Richard G. Welch
Richard G. Welch

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2010, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints John P. McConnell, George P. Stoe and Dale T. Brinkman, each with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 2010.

/s/ John B. Blystone
John B. Blystone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2010, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints John P. McConnell, George P. Stoe and Dale T. Brinkman, each with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 2010.

/s/ Michael J. Endres
Michael J. Endres

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2010, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints John P. McConnell, George P. Stoe and Dale T. Brinkman, each with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 2010.

/s/ Peter Karmanos, Jr.
Peter Karmanos, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2010, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints John P. McConnell, George P. Stoe and Dale T. Brinkman, each with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 2010.

/s/ John R. Kasich
John R. Kasich

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2010, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints John P. McConnell, George P. Stoe and Dale T. Brinkman, each with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 2010.

/s/ Carl A. Nelson, Jr.
Carl A. Nelson, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2010, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints John P. McConnell, George P. Stoe and Dale T. Brinkman, each with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 2010.

/s/ Sidney A. Ribeau
Sidney A. Ribeau

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2010, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints John P. McConnell, George P. Stoe and Dale T. Brinkman, each with full power to act without the others, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of June, 2010.

/s/ Mary Schiavo
Mary Schiavo